UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 4, 2005

DOCUMENT SCIENCES CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-20981	33-0485994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6339 Paseo del Lago Carlsbad, California		92009
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (760) 602-1400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 2.02          Results of Operations and Financial Condition.

On February 4, 2005, Document Sciences Corporation (the “Company”) filed a press release to report its financial results for the year and fourth fiscal quarter of 2004 and held a conference call on February 4, 2005 to address such results.  A copy of the Company’s press release was previously filed as Exhibit 99.1 to the Company’s original report on Form 8-K filed with the Securities and Exchange Commission on February 4, 2005.  This Current Report on Form 8-K is filed to attach a copy of the transcript from the Company’s earnings conference call which is attached as Exhibit 99.2 hereto.

The information in this Current Report, including the exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section.

Item 9.01          Financial Statements and Exhibits.

          (c)          Exhibits:

          The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1

Press release, dated February 4, 2005, reporting Document Sciences Corporation’s financial results for the year and fourth fiscal quarter of 2004 (previously filed as an Exhibit to the original report on Form 8-K filed with the Securities and Exchange Commission on February 4, 2005).

99.2	Transcript of the 2004 4th quarter earnings conference call.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2005
DOCUMENT SCIENCES CORPORATION

	By:	/s/ JOHN L. MCGANNON

	Name:	John L. McGannon
	Its:	President, Chief Executive Officer and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.2	Transcript of the 2004 4th quarter earnings conference call.